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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             ----------------------

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934





                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 MARCH 22, 2004




                               PALWEB CORPORATION
             (Exact name of registrant as specified in its charter)



          Oklahoma                      000-26331                75-1984048
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



       1613 E. 15th, Tulsa, Oklahoma                              74120
  (Address of principal executive offices)                     (Zip Code)



                                 (918) 583-7441
              (Registrant's telephone number, including area code)


                 1607 West Commerce Street, Dallas, Texas, 75208
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

        (c) Exhibits

        99.1 Press Release dated March 22, 2004.

Item 12. Results of Operations and Financial Conditions

     On March 22, 2004, the Registrant issued a press release announcing its results for the third quarter period ended February 29, 2004. A copy of such press release is furnished as Exhibit 99.1 hereto.

     The information being furnished hereunder discloses EBITDA (earnings (loss) before interest (including preferred dividends), taxes, depreciation and amortization), a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Registrant believes that EBITDA is a useful measure of evaluating its financial performance because of its focus on the Registrant's results from operations before interest, income taxes, depreciation and amortization. EBITDA is utilized for internal analysis of the Registrant. EBITDA is not a measure of financial performance under generally accepted accounting principles ("GAAP") and should not be considered in isolation or as an alternative to other financial measures determined under GAAP. However, EBITDA is commonly used by investors, financial analysts and rating agencies as an alternative measure of evaluating, comparing and rating operating performance. EBITDA presented by the Registrant may not be comparable to similarly titled measures reported by other companies.

     The information in this Form 8-K, including exhibits, is being furnished pursuant to Item 12 of this report and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     PALWEB CORPORATION


Date: March 22, 2004                 By: /s/ Warren F. Kruger
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                                         Warren F. Kruger
                                         President and Chief Executive Officer